SATUIT WEST SHORE REAL RETURN FUND

Class A   AWSFX

Class I   IWSFX

Class N   NWSFX

Class R    RWSFX

A Series of Two Roads Shared Trust

Supplement dated October 5, 2017 to the Prospectus dated August 28, 2017

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The Board of Trustees of Two Roads Shared Trust (the “Trust”) has concluded that it is in the best interests of the Satuit West Shore Real Return Fund (the “Fund”) and its shareholders that the Fund be liquidated and dissolved on or about October 31, 2017.

In the course of the liquidation of the Fund’s portfolio, the Fund will distribute pro rata all of its assets in cash to its shareholders and all outstanding shares will be redeemed and cancelled. Effective immediately, the Fund will not accept any new investments and will no longer pursue its stated investment objective. The plan of liquidation for the Fund provides that the Fund will begin liquidating its portfolio as soon as is reasonable and practicable and will invest in cash or cash equivalents (such as money market funds). During this time, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective. Shares of the Fund are not available for purchase.

Prior to October 31, 2017, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. The sale or liquidation of your shares will generally be a taxable event. You may wish to consult your tax advisor about your particular situation. Plan sponsors or plan administrative agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO OCTOBER 31, 2017 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-855-973-8637.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”), each dated August 28, 2017 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-WSFUNDS (973-8637).